ITEM 14(c) EXHIBIT #21

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1999 ARE LISTED BELOW:


                                                                                                      Percentage of
                                                                                                 Corp. voting securities
No.                               Name                                                            owned by (Corp. No.)
-------------------------------------------------------------------------------------------------------------------------
1.       Corning Incorporated (New York)
2.       Corning Brasil Industria E Comercio Ltda. (Brazil)                                         100.00        (1)
3.       Corning Incorporated Foreign Sales Corporation (Virgin Islands)                             90.91        (1)
                                                                                                      9.09       (38)
4.       Corning International Corporation (Delaware)                                               100.00        (1)
5.       Corning Development, Inc., (Delaware)                                                      100.00        (4)
6.       Corning S.A. (France)                                                                       99.82        (4)
7.       Corning Glass Taiwan Co., Ltd. (Taiwan)                                                    100.00        (4)
8.       Corning GmbH (Germany)                                                                      98.08       (58)
                                                                                                      1.92        (4)
9.       Corning India Private Ltd. (India)                                                          99.90        (4)
                                                                                                     00.10       (10)
10.      Corning (H.K.) Ltd. (Hong Kong)                                                            100.00        (4)
                                                                                                     00.10        (7)
11.      Corning Japan K.K. (Japan)                                                                 100.00        (4)
12.      Corning Limited (United Kingdom)                                                           100.00        (4)
13.      Corning Mexicana, S.A. de C.V. (Mexico)                                                    100.00        (4)
14.      Teddington Company Ltd. (Bermuda)                                                          100.00        (4)
15.      Corning International K.K. (Japan)                                                         100.00        (1)
16.      Nutrisearch Biosystems Limited (United Kingdom)                                            100.00        (1)
17.      Corning Asahi Corporation (Delaware)                                                        51.00        (1)
18.      Components Incorporated (Delaware)                                                         100.00        (1)
19.      Corning Asahi Video Products Company (New York)                                             51.00        (1)
20.      Corning Consumer Products Company (Delaware)                                                 3.00        (1)
21.      Corning Brasil - Vidros Especiais Ltda. (Brazil)                                           100.00        (1)
22.      Costar Europe Ltd. (Delaware)                                                              100.00        (1)
23.      Corning Costar Italia, s.r.l. (Italy)                                                      100.00        (1)
24.      Siecor Corporation (Delaware)                                                               50.00        (1)
25.      Siecor Brands, Inc. (Delaware)                                                             100.00       (24)
26.      Siecor Technology, Inc. (Delaware)                                                         100.00       (24)
27.      Corning Optical Fiber, Inc. (Delaware)                                                     100.00        (4)
28.      Optical Fibers (Partnership) (United Kingdom)                                               50.00       (27)
                                                                                                     50.00       (12)
29.      Siecor Finance, Inc. (Delaware)                                                            100.00       (24)
30.      Siecor Operations, L.L.C. (North Carolina)                                                  99.99       (24)
                                                                                                     00.01       (34)
31.      Cable Services, Inc. (Delaware)                                                            100.00       (24)
32.      Siecor Mexico S.A. de C.V. (Mexico)                                                         99.99       (24)
                                                                                                     00.01       (34)
33.      Siecor Dominican Republic, Inc. (Delaware)                                                 100.00       (24)
34.      Siecor International Corporation (North Carolina)                                          100.00       (24)
35.      Siecor International Corporation (Virgin Islands)                                          100.00       (24)
26.      Siecor Puerto Rico, Inc.  (Delaware)                                                       100.00       (24)
37.      Siecor, Ltd. (Cayman Islands)                                                              100.00       (24)
38.      U.S. Precision Lens, Inc. (Ohio)                                                           100.00        (1)
39.      Corning Korea Company Ltd. (Korea)                                                         100.00        (4)
40.      Quanterra Incorporated (Delaware)                                                          100.00        (1)


SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1999 ARE LISTED BELOW:


                                                                                                      Percentage of
                                                                                                 Corp. voting securities
No.                               Name                                                            owned by (Corp. No.)
-------------------------------------------------------------------------------------------------------------------------
41.      Corning OOO (Russia)                                                                       100.00        (4)
42.      Corning OCA Corporation (Delaware)                                                         100.00        (1)
43.      Corning Finance B.V. (Netherlands)                                                         100.00        (4)
44.      Biccor (Singapore) Pte. Ltd. (Singapore)                                                   100.00        (4)
45.      Corning Noble Park Pty. Limited (Australia)                                                100.00        (4)
46.      OWA Superannuation Pty. Limited (Australia)                                                100.00       (45)
47.      Corning Cables Australia Pty. Limited (Australia)                                          100.00        (4)
48.      BICC Cables e Instalaciones, S.l. (Spain)                                                  100.00       (49)
49.      BICC Cables de Comunicaciones, S.l. (Spain)                                                100.00        (4)
50.      Corning S.r.l. (Italy)                                                                      96.00        (4)
                                                                                                      2.00       (12)
51       Corning Communications Limited (United Kingdom)                                            100.00        (4)
52.      Rochester Photonics Corporation (New York)                                                 100.00        (1)
53.      Corning (Shanghai) Co., Ltd. (China)                                                       100.00        (4)
54.      Corning Photonics Canada Inc. (Canada)                                                     100.00        (4)
55.      Corning Science Mexico, S.A. de C.V. (Mexico)                                               99.99        (4)
                                                                                                     00.01       (13)
56.      OOO Corning SNG (Russia)                                                                   100.00        (4)
57.      Corning Products South Africa (Pty) Ltd. (South Africa)                                    100.00        (4)
58.      Corning Holding GmbH (Germany)                                                             100.00        (4)
59.      Riesling Acquisition Corporation (Delaware)                                                100.00        (1)
60.      Omega One Communications, L.L.C. (Delaware)                                                 66.00        (1)
61.      Corning Communications GmbH (Germany)                                                      100.00       (58)
62.      Capricorn Insurance Company (Vermont)                                                      100.00        (4)

Companies accounted for under the cost and equity methods:

63.      EuroKera S.N.C. (France)                                                                    49.90        (6)
64.      Keraglass S.N.C. (France)                                                                   49.90        (6)
65.      Samcor Glass Limited (India)                                                                40.00        (6)
                                                                                                      5.00       (81)
66.      Samsung Corning Micro-Optics Company Limited (Korea)                                        51.00        (1)
67.      Samara Optical Cable Company, Ltd. (Russia)                                                 49.00        (4)
68.      BICC UCOM Co. (Thailand)                                                                    65.00        (4)
69.      Siecor GmbH (Germany)                                                                       50.00        (8)
70.      Siecor GmbH & Co. KG (Germany)                                                              50.00        (8)
71.      International Hau-Mei Glass Engineering Co., Ltd. (Peoples Republic of China)               50.00        (4)
72.      Pittsburgh Corning Europe N.V. (Belgium)                                                    50.00        (4)
73.      Deutsche Pittsburgh Corning GmbH (Germany)                                                 100.00       (72)
74.      Pittsburgh Corning France SARL (France)                                                    100.00       (72)
75.      Pittsburgh Corning GmbH (Austria)                                                          100.00       (72)
76.      Pittsburgh Corning Nederland B.V. (Netherlands)                                            100.00       (72)
77.      Pittsburgh Corning Scandinavia AB (Sweden)                                                 100.00       (72)
78.      Pittsburgh Corning (Schweiz) A.G. (Switzerland)                                            100.00       (72)
79.      Pittsburgh Corning (U.K.) Ltd. (United Kingdom)                                             99.00       (72)
80.      Shanghai Corning Engineering Corporation Ltd. (Peoples Republic of China)                   50.00        (4)
81.      Samsung Corning Co. Ltd. (Korea)                                                            50.00        (4)


SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1999 ARE LISTED BELOW:


                                                                                                      Percentage of
                                                                                                 Corp. voting securities
No.                               Name                                                            owned by (Corp. No.)
-------------------------------------------------------------------------------------------------------------------------
82.      Samsung Corning Company (Malaysia) SDN BHD                                                  70.00       (81)
83.      Samsung Corning (Deutschland) GmbH (Germany)                                               100.00       (81)
84.      Tianjin Samsung Corning Co. Ltd. (Peoples Republic of China)                               100.00       (81)
85.      Cormetech, Inc. (Delaware)                                                                  50.00        (1)
86.      American Video Glass Company (Delaware)                                                     50.00       (17)
87.      Corporate Venture Partners (Delaware)                                                       26.58        (1)
88.      Samsung Corning Precision Glass Co., Ltd. (Korea)                                           50.00        (4)
                                                                                                     40.00       (81)
89.      Corsam Glasstec R&D Center (Delaware)                                                       50.00        (1)
                                                                                                     50.00       (81)
90.      Samsung Video Glass America (California)                                                    39.00       (81)
91.      Video Monitores de Mexico, S.A. de C.V. (Mexico)                                            43.75       (90)
                                                                                                     10.00        (4)
                                                                                                      2.50       (17)
92.      Shanghai Walsin Electric Cable & Wire Co., Ltd. (Peoples Republic of China)                 10.00        (4)
93.      Video Servicios de Mexico, S.A. de C.V. (Mexico)                                            99.998      (91)
                                                                                                     00.002      (13)

94.      Dow Corning Corporation (Michigan)                                                          50.00        (1)
95.      Eurokera North America, Inc. (Delaware)                                                     50.00        (1)
96.      Fiber Sensys, Inc. (Oregon)                                                                 46.97        (1)
97.      Pittsburgh Corning Corporation (Pennsylvania)                                               50.00        (1)
98.      U.S. Conec, Ltd. (Delaware)                                                                 50.00       (24)
99.      Iwaki Glass Co., Ltd. (Japan)                                                                3.00        (4)
100.     SSH Limited (Hong Kong)                                                                     60.00       (81)
101.     Shenzhen SEG Samsung Glass Co., Ltd. (Peoples Republic of China)                            21.37       (100)
102.     OF LLC (Partnership) (Delaware)                                                             50.00        (1)
103.     NZ Applied Technologies Corporation (Massachusetts)                                         19.99        (1)
104.     Leader Optic Fibre Cable Sdn Bhd (Malaysia)                                                 25.00        (4)
105.     Ficap Optel Ltda (Brazil)                                                                   25.00        (4)
106.     Intellisense Corporation (Massachusetts)                                                    20.50        (1)
107.     Oplink Communications Inc. (California)                                                      6.00        (1)
108.     Pharmacopeia, Inc. (Delaware)                                                               15.30        (1)


Summary financial information on Corning's equity basis companies is included in
Note 4 (Investments), appearing on pages 38 through 40, in this Annual Report on Form 10-K.